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                                  EXHIBIT 10.4


                                THIRD AMENDMENT
                                       TO
                 AMENDED AND RESTATED BUSINESS LOAN AGREEMENT
                          (RECEIVABLES AND INVENTORY)

       This THIRD AMENDMENT TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT (RECEIVABLES AND INVENTORY) (this "Amendment") is entered into effective as of the 17th day of July, 1998, by and between BANK OF AMERICA TEXAS, N.A. ("Bank") and ICO P&O, INC., a Delaware corporation ("Borrower").

       Borrower is the surviving corporation of (i) the merger (the "First Merger") between ICO, Inc., a Texas corporation ("Original Borrower") and ICO Merger Sub, Inc., a Texas corporation, with ICO, Inc. being the surviving corporation and changing its name to ICO P&O, Inc., and (ii) the merger (the "Second Merger") between ICO P&O, Inc., a Texas corporation and ICO P&O, Inc., a Delaware corporation ("ICO Delaware") with ICO Delaware being the surviving corporation. The First Merger is evidenced by the Certificate of Merger, Filed in the Office of the Secretary of State of Texas on March 31, 1998, effective April 1, 1998, and the Second Merger is evidenced by the Certificate of Merger, dated April 1, 1998, filed in the Office of the Secretary of State of Delaware on March 31, 1998 and Articles of Merger, dated March 31, 1998, filed in the Office of the Secretary of State of Texas on March 31, 1998.

                                   REFERENCE:

       Reference is made to the AMENDED AND RESTATED BUSINESS LOAN AGREEMENT (RECEIVABLES AND INVENTORY) dated as of February 21, 1997, by and between Bank and Original Borrower, as amended by the following (as amended, including all prior amendments described below, the "Credit Agreement"):

              (a) that certain FIRST AMENDMENT TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT (RECEIVABLES AND INVENTORY) entered into effective as of June 2, 1997;

              (b) that certain SUBSTITUTED FIRST AMENDMENT TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT (RECEIVABLES AND INVENTORY) entered into effective as of June 6, 1997; and

                     (c) that certain SECOND AMENDMENT TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT (RECEIVABLES AND INVENTORY) entered into effective as of August 29, 1997.
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                                    RECITALS

              (a) Borrower is the successor to Original Borrower as a result of the First Merger and the Second Merger; and

              (b) Bank and Borrower are entering in to this Amendment to acknowledge Borrower's succession to all rights and obligations of Original Borrower and to again amend certain existing terms of the Credit Agreement.

                                  AGREEMENTS:

       NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                       1.  AMENDMENTS TO CREDIT AGREEMENT


       1.1 The definition of the term "Borrower" in the preamble of the Credit Agreement is amended to mean Borrower as defined in this Amendment.

       1.2 Subparagraph (a) of Article 1.2 of the Credit Agreement is amended to read as follows:

       (a) The account has resulted from the sale of goods or the performance of services by Borrower or any subsidiary of Borrower (each such subsidiary being herein called a "Pledging Subsidiary") which has executed a Security Agreement (Receivables and Inventory) on even date with that certain THIRD AMENDMENT TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT (RECEIVABLES AND INVENTORY) which amended this Agreement.

       1.3 Article 1.2 of the Credit Agreement is amended to add a subparagraph (n) to read as follows:

       (n) no consent of any person or entity is required in connection with any assignment of the account by Borrower.

       1.4 The term "Expiration Date" contained in Section 2.2 of the Credit Agreement is amended to mean April 17, 2000.

       1.5 The date April 17,1999, contained in Section 2.4(b) of the Credit Agreement is amended to be April 17, 2000.

       1.6 Except as amended hereby, the Credit Agreement shall continue in full force and effect in accordance with its provisions.





THIRD AMENDMENT- Page 2
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                          2. ASSUMPTION OF OBLIGATIONS

       Borrower hereby expressly assumes all obligations of Original Borrower under the Credit Agreement and promises to Bank that Borrower will timely perform all such obligations.

                            3. CONDITIONS PRECEDENT

       The effectiveness of this Amendment is expressly conditioned upon delivery to Bank of each of the following, each document to be in form and content acceptable to Bank in its sole discretion:

       3.1 Corporate Documents. Appropriate corporate documentation, including without limitation resolutions of the Board of Directors of Borrower, Guarantor (hereinafter defined) and of each Pledging Subsidiary approving the execution, delivery and performance by such entities of this Amendment and all documents executed in connection herewith.

       3.2    Other Loan Documents.  The following loan documents:

       (a) Notice of Final Agreement. A fully executed Notice of Final Agreement in compliance with Section 26.02 of the Texas Business and Commerce Code.

       (b) UCC Documents. Security Agreements and UCC-1 Financing Statements executed by Borrower and each of the Pledging Subsidiaries identified on Schedule I which is attached hereto.

       (c) Guaranty. A Guaranty executed by ICO, INC., a Texas corporation ("Guarantor") that is Borrower's parent corporation.

       3.3 Legal Opinion. An opinion of legal counsel to Borrower, Guarantor and each Pledging Subsidiary.

       3.4    Other Documentation.  Such other documents as Bank may request.

                               4.  MISCELLANEOUS.

       4.1 Representations. Borrower represents and warrants that the execution, delivery and performance by Borrower of this Amendment and the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action and that this Amendment and the Credit Agreement as amended hereby are legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally, or by general principles of equity limiting the availability of certain remedies.





THIRD AMENDMENT- Page 3

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       4.2    Ratifications.  The terms and provisions set forth in this
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Credit Agreement as amended shall continue to be legal, valid, binding and enforceable in accordance with its terms.

       4.3 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

       4.4 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

       4.5 Definitions. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings given them in the Credit Agreement.

       4.6 WAIVER OF JURY TRIAL. BORROWER AND BANK EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. BORROWER AND BANK EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

       4.9 Successors and Assigns. This Amendment, the Credit Agreement and all documents executed in connection with or as security for the Credit Agreement, as amended hereby (the "Security Documents") are binding on Borrower's and Bank's successors and assignees. Borrower agrees that it may not assign any of its rights or obligations under the Credit Agreement without Bank's prior consent.





THIRD AMENDMENT- Page 4

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       4.10.  Year 2000. Borrower represents that Borrower does not believe the year 2000 problem will result in a material adverse change in Borrower's business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit.

       IN WITNESS WHEREOF, Borrower and Bank have caused this Amendment to be duly executed as of the day and year first above written.


BANK OF AMERICA TEXAS, N.A.             ICO P&O, INC., a Delaware corporation,
                                        formerly known as ICO, INC., a Texas
                                        corporation



By:       /s/   Victor Tekell           By:        /s/ Brad Leuschner
   -------------------------------         ------------------------------------
Name:        Victor Tekell              Name:          Brad Leuschner
     -----------------------------           ----------------------------------
Title:        Vice President            Title:          President
      ----------------------------            ---------------------------------





THIRD AMENDMENT- Page 5

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                                   SCHEDULE I


ICO Worldwide, Inc.
ICO Permian, Inc.
Bayshore Industrial, Inc.
ICO Shearer (Canada)





SCHEDULE I TO
ICO THIRD AMENDMENT
TO LOAN AGREEMENT